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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            AMB PROPERTY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


               Maryland                                 94-3281941
        -----------------------                     -------------------
       (State of Incorporation                      (I.R.S. Employer
         or Organization)                           Identification No.)

505 Montgomery Street, Fifth Floor, California                     94111
----------------------------------------------                  ----------
(Address of Principal Executive Offices)                        (Zip Code)


Securities to be Registered Pursuant to Section 12(b) of the Act:


                 Title of Each Class           Name of Each Exchange on Which
                 to be so Registered           Each Class is to be Registered
                 -------------------           ------------------------------
Common Stock, $.01 par value                  New York Stock Exchange
-----------------------------------------     --------------------------------


Securities to be Registered Pursuant to Section 12(g) of the Act:


                                      None
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                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)

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DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the common stock, par value $.01 per share (the "Common Stock"), of AMB Property Corporation, a Maryland corporation (the "Registrant"), is incorporated by reference to the information set forth under the caption "Description of Capital Stock--Common Stock" in the Prospectus included as part of the Registrant's registration statement on Form S-11 (No. 333-35915) in the form in which it was filed on September 18, 1997 with the Securities and Exchange Commission, as amended from time to time (the "Registration Statement").

EXHIBITS.

         Pursuant to Instruction II of the Instructions as to Exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

         Exhibit No.
         -----------
         3.1               Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Registration Statement).

         3.2               Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

         3.3               Specimen of Common Stock certificate (incorporated by reference to
                           Exhibit 3.3 from the Registration Statement).



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                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 27, 1997            AMB PROPERTY CORPORATION



                                   By: /s/ S. Davis Carniglia
                                       --------------------------------------
                                       S. Davis Carniglia
                                       Managing Director, Chief Financial
                                       Officer, General Counsel and Secretary




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                                  EXHIBIT INDEX

Exhibit No.
-----------

3.1       Articles of Incorporation of the Registrant (incorporated by reference to
          Exhibit 3.1 from the Registration Statement).

3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

3.3 Specimen of Common Stock certificate (incorporated by reference to Exhibit 3.3 from the Registration Statement).






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